UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	01 13697 (Commission File Number)	52-1604305 (IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia (Address of Principal Executive Offices)	30701 (Zip Code)
Registrant’s telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Mohawk Industries, Inc. (the “Company”) was held on May 11, 2010, at which time stockholders were asked to elect a class of directors to serve a three-year term beginning in 2010 and ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
(1)	Votes regarding the election of the following persons as directors for a three-year term beginning in 2010 were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Phyllis O. Bonanno	53,942,792	459,846	5,282,851
David L. Kolb	39,234,642	15,168,006	5,282,851
Joseph A. Onorato	54,023,316	379,322	5,282,851
W. Christopher Wellborn	53,986,677	415,961	5,282,851
(2)	Votes regarding ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, were as follows:

Votes For	Votes Withheld	Votes Abstain
59,488,168	172,855	24,466

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date: May 13, 2010	By:	/s/ JAMES T. LUCKE
James T. Lucke
Vice President and General Counsel